UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

ANADYS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50632 (Commission File Number)	22-3193172 (I.R.S. Employer Identification No.)

3115 Merryfield Row San Diego, California (Address of principal executive offices)		92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 530-3600

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On May 2, 2005 Anadys Pharmaceuticals, Inc. (the “Company”) entered into a separation agreement (the “Separation Agreement”) with Michael J. Kamdar, the Company’s Senior Vice President, Corporate Development and Finance, whereby Mr. Kamdar resigned from the Company effective May 2, 2005 for personal reasons. Pursuant to the terms of the Separation Agreement, Mr. Kamdar will receive a lump sum payment of $45,000 in two payments, the first on or prior to May 5, 2005 and the second on June 2, 2005. Mr. Kamdar agrees to release any claims he may have against the Company. A copy of the Company’s press release announcing Mr. Kamdar’s resignation is furnished herewith and attached as Exhibit 99.1.

Item 1.02. Termination of a Material Agreement.

     The discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) The discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

(c) Ms. Jennifer Crittenden, the Company’s current Vice President, Finance, will assume the role of the Company’s principal accounting and financial officer effective May 3, 2005. Ms. Crittenden joined Anadys on February 22, 2005 as the Vice President of Finance. Ms. Crittenden received her MBA in Finance and MIS from Kelley School of Business at Indiana University. Ms. Crittenden started in 1989 as a Senior Financial Analyst for Bristol-Myers Squibb and was promoted over the next 8 years to successive positions of increasing responsibility. Ms. Crittenden then left Bristol to be the Financial Controller of Joint Ventures in tissue engineering between Advanced Tissue Sciences and Smith & Nephew. She spent three years in that position before being promoted to Senior Director of Finance and was ultimately promoted to the position of Vice-President of Finance.

     Ms. Crittenden’s employment is at-will, meaning that her employment may be terminated at any time by either the Company or Ms. Crittenden. Ms. Crittenden receives an annual base salary of $170,000 and is eligible for an annual discretionary bonus ranging from 0-20% of base salary. Ms. Crittenden also received an initial stock option grant for 30,000 shares upon her joining the Company on February 22, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     99.1     Press release of Anadys Pharmaceuticals, Inc. dated May 3, 2005.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anadys Pharmaceuticals, Inc.
Dated: May 3, 2005	By:	/s/ Kleanthis G. Xanthopoulos, Ph.D.
		Name:	Kleanthis G. Xanthopoulos, Ph.D.
		Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

99.1     Press release of Anadys Pharmaceuticals, Inc. dated May 3, 2005.